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                                                                   EXHIBIT 10.10

                          APAC CUSTOMER SERVICES, INC.
       THIRD AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT

         This Third Amendment and Waiver to Amended and Restated Credit Agreement (herein, the "AMENDMENT") is entered into as of November 22, 1999, between APAC Customer Services, Inc., an Illinois corporation, formerly known as APAC TeleServices, Inc. (the "Borrower"), Banks party to the Credit Agreement (as such term is defined below) and Harris Trust and Savings Bank, as a Bank and in its capacity as agent under the Credit Agreement (the "AGENT").

                             PRELIMINARY STATEMENTS

          A. The Borrower and the Banks entered into a certain Amended and Restated Credit Agreement, dated as of September 8, 1998 (as amended, the "CREDIT AGREEMENT"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

          B. The Borrower has requested that the Banks waive the Borrower's current noncompliance with the Credit Agreement, amend certain covenants, and make certain other amendments to the Credit Agreement, and the Banks party hereto are willing to do so under the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. WAIVER.

         The Borrower is currently not in compliance with Section 8.9 of the Credit Agreement by reason of the Borrower's failure to limit, as required under proviso (o) appearing in such Section, to an amount of $1,000,000 the aggregate of all investments, loans, advances and guaranties not otherwise permitted by
Section 8.9 of the Credit Agreement. Such past failure to comply with Section
8.9 of the Credit Agreement is hereby waived; PROVIDED THAT this waiver shall not become effective unless and until the conditions precedent set forth in
Section 3 hereof have been satisfied.

SECTION 2. AMENDMENTS

         Upon the execution of this Amendment by the Borrower, the Guarantors, the Agent and the Required Banks, the Credit Agreement shall be and hereby is amended as follows:

         (a) Section 8.5(g) of the Credit Agreement shall be amended by inserting the following immediately at the end thereof:


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                  "PROVIDED THAT the Borrower shall deliver such business plan for the Borrower's fiscal year ended on or about January 2, 2001 by no later than January 15, 2000;"

         (b) Proviso (o) appearing in Section 8.9 of the Credit Agreement shall be amended by striking the amount "$1,000,000" appearing therein and substituting therefor the amount "$2,000,000".

         (c) Section 8.28 of the Credit Agreement shall be amended by adding the following immediately prior to the period at the end thereof:

                  "PROVIDED THAT the foregoing shall not apply to nor operate to prevent the Capital Expenditures incurred by the Borrower in an aggregate amount not in excess of $9,000,000 in connection with the Borrower's purchase of certain software and services from Siebel Systems, Inc.".

SECTION 3. CONDITIONS PRECEDENT.

         The waiver contemplated under Section 1 hereof shall not become effective unless and until all of the following conditions have been satisfied:

                  (a) The Borrower, the Guarantors, the Agent and the Required Banks shall have executed and delivered this Amendment.

                   (b) The Agent shall have received copies executed or certified (as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery hereof and the other instruments and documents contemplated hereby;

                   (c) All legal matters incident to the execution and delivery hereby and of the other instruments and documents contemplated hereby shall be satisfactory to the Required Banks, the Agent and their respective counsel.

SECTION 4. REPRESENTATIONS.

         In order to induce the Required Banks to execute and deliver this Amendment, the Borrower hereby represents to each Bank that as of the date hereof, after giving effect to this Amendment, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section
6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Agent) and, after giving effect to this Amendment, (i) the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and (ii) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

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SECTION 5. MISCELLANEOUS.

         (a) The Borrower has heretofore executed and delivered to the Agent and the Banks certain Collateral Documents and the Borrower hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Collateral Documents remain in full force and effect and the rights and remedies of the Agent and the Banks thereunder, the obligations of the Borrower thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

         (b) Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

         (c) By executing this Amendment in the place provided for that purpose below, each Guarantor hereby consents to the Amendment to the Credit Agreement as set forth herein and confirms that its obligations under its Guaranty remain in full force and effect. Each Guarantor further agrees that the consent of such Guarantor to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

         (d) The Borrower agrees to pay on demand all reasonable costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

         (e) This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

                           [SIGNATURE PAGES TO FOLLOW]

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Dated as of November 22, 1999.

                                   APAC CUSTOMER SERVICES, INC. (formerly
                                     known as APAC TeleServices, Inc.)

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

Accepted and agreed to as of the date and year last above written.

                                   HARRIS TRUST AND SAVINGS BANK, in its
                                      individual capacity as a Bank and as Agent

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   BANK OF MONTREAL, in its individual capacity
                                      as a Bank and as Syndication Agent

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

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                                   BANK OF AMERICA NATIONAL TRUST AND
                                      SAVINGS ASSOCIATION

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   LASALLE BANK NATIONAL ASSOCIATION
                                      (formerly known as LaSalle National Bank)

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   THE NORTHERN TRUST COMPANY

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   FIRSTAR BANK MILWAUKEE, N.A.

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   MERCANTILE BANK NATIONAL ASSOCIATION

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   THE FUJI BANK, LIMITED

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   THE BANK OF NOVA SCOTIA

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   U.S. BANK NATIONAL ASSOCIATION

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                               GUARANTORS' CONSENT

         The undersigned have heretofore executed and delivered to the Guaranteed Creditors (as defined in the Guaranty) a Guaranty Agreement dated May 20, 1998 (the "GUARANTY") and hereby consent to the Amendment to the Credit Agreement as set forth above and confirms that their Guaranty and all of the undersigned's obligations thereunder remain in full force and effect. The undersigned further agree that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.

                                   PARAGREN TECHNOLOGIES, INC.

                                   By
                                     Name
                                         ---------------------------------------
                                     Title
                                          --------------------------------------

                                   APAC TELESERVICES OF TEXAS, L.P.

                                      By:  APAC TELESERVICES GENERAL
                                           PARTNER, INC., its General Partner

                                           By
                                             -----------------------------------
                                             Name
                                                 -------------------------------
                                             Title
                                                  ------------------------------

                                   APAC TELESERVICES GENERAL PARTNER,
                                     INC.

                                   By
                                      Name
                                          --------------------------------------
                                      Title
                                           -------------------------------------

                                   ITI HOLDINGS, INC.

                                   By
                                     Name
                                         ---------------------------------------
                                     Title
                                          --------------------------------------

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                                   ITI MARKETING SERVICES, INC.

                                   By
                                     Name
                                         ---------------------------------------
                                     Title
                                          --------------------------------------

                                   APAC TELESERVICES, L.L.C.

                                   By:  APAC CUSTOMER SERVICES, INC., its
                                     Manager

                                     By
                                       -----------------------------------------
                                     Name
                                         ---------------------------------------
                                     Title
                                          --------------------------------------